UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2015

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 16, 2015, Sensata Technologies, Inc. (the “Company”), an indirect, wholly-owned subsidiary of Sensata Technologies Holding N.V., entered into an agreement (the “Separation Agreement”) with Martin Carter, Senior Vice President, Sensing Solutions, in connection with Mr. Carter’s previously announced resignation.
Pursuant to the terms of the Separation Agreement: (i) Mr. Carter’s resignation from his role as Senior Vice President, Sensing Solutions will be effective December 31, 2015, however he shall remain an employee of the Company, on unpaid leave of absence (the “Leave of Absence”), from January 1, 2016 through April 6, 2016 (the Separation Date”), and all of the current terms and conditions of his employment as provided in his employment agreement dated December 6, 2009, as amended on March 22, 2011 (the “Employment Agreement”), shall continue in full force and effect, unless otherwise provided in the Separation Agreement; (ii) the Company will continue to pay its portion of Mr. Carter’s benefits, including health, dental, life, and disability insurance benefits, during the Leave of Absence; (iii) all share-based compensation awarded under the Sensata Technologies Holding N.V. 2010 Equity Incentive Plan (the “Plan”) will continue to vest, remain exercisable, or become exercisable according to the terms of the Plan during the Leave of Absence; (iv) on the Separation Date, any unvested options and restricted securities (both time-based and performance-based) will forfeit immediately; and (v) any vested options will expire 60 days after the Separation Date.
Mr. Carter’s resignation is without “Good Reason” as such term is defined in Paragraph 4 of the Employment Agreement, and as such, as of the Separation Date, he is entitled to receive from the Company: (i) any unpaid installments to his base salary, less all deductions required by law; and (ii) any annual bonus amount to which he is entitled for fiscal year 2015.
The Company’s obligations to indemnify Mr. Carter for actions taken while employed by the Company are not altered or amended by the terms of the Separation Agreement.
The Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The descriptions of the material terms of the Separation Agreement are qualified in their entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Separation Agreement, dated November 16, 2015, between Sensata Technologies, Inc. and Martin Carter

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: November 19, 2015	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement, dated November 16, 2015, between Sensata Technologies, Inc. and Martin Carter

4